UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

July 14, 2004

hi/fn, inc.

(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE	33-0732700
(State of Incorporation)	(IRS Employer Identification Number)

750 University Avenue Los Gatos, CA	95032
(Address of principal executive offices)	(Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 14, 2004, hi/fn, inc. issued a press release announcing its earnings for the third fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2004
hi/fn, inc.
	By:	/s/ William R. Walker
William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by hi/fn, inc. dated July 14, 2004